Exhibit 10.4

DEXCOM, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	ENROLLMENT/CHANGE FORM

SECTION 1: ACTIONS	CHECK DESIRED ACTION: AND COMPLETE SECTIONS: Enroll in the ESPP 2 + 3 + 4 + 6 Change Contribution Percentage 2 + 4 + 6 Discontinue Contributions 2 + 5 + 6
SECTION 2: PERSONAL DATA	Name: Home Address: Social Security No.: - -	Department:
SECTION 3: ENROLL
I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of Dexcom, Inc. (the “Company”) pursuant to the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to establish an account with a company designated brokerage for this purpose and to sign all required forms.
My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT CONTRIBUTION PERCENTAGE
I hereby authorize the Company to withhold a percentage of my bi-weekly payroll that will total ___% of my compensation (as defined in the ESPP) for the Purchase Period. That amount will be applied to the purchase of shares of the Company’s Common Stock pursuant to the ESPP. The percentage compensation to purchase common stock must be a whole number (from 1%, up to a maximum of 10%).
Note:    You may change your contribution percentage once within a six month Purchase Period. Each change will become effective as soon as reasonably practicable after the form is received by the Company.

SECTION 5: DISCONTINUE CONTRIBUTIONS
I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. The contributions that I have made to date during this Offering Period should be applied as follows:
    Purchase shares of the Company’s Common Stock at the end of the period.
   Refund all contributions to me in cash, without interest. I understand that I cannot resume participation until the start of the next Offering Period.

SECTION 6: ACKNOWLEDGMENT AND SIGNATURE
I acknowledge that I have received a copy of the Prospectus summarizing the major features of the ESPP. I have read the Prospectus and this form and hereby agree to be bound by the terms of the ESPP.
Signature:                   Date: